UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 26, 2005

                            WEBB MORTGAGE DEPOT, INC.
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                            (Exact Name of Registrant

                                     Florida
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                 (State or Other Jurisdiction of Incorporation)

                                   65-0902373
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                        (IRS Employer Identification No.)

                                    333-72376
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                            (Commission File Number)


             155 Wilson Lake Road, Mooresville, NC   28117
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           (Address of Principal Executive Offices)  (Zip Code)


                                  (800)952-8706
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                       (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                TABLE OF CONTENTS

   Item 1.01. Entry into a Material Definitive Agreement.

   Item 9.01. Financial Statements and Exhibits.

   SIGNATURES
   Exhibit 10.1



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 Item 1.01. Entry into a Material Definitive Agreement.

     Effective as of January 26, 2005, Registrant entered into a Share for Share Exchange Agreement (the "Agreement") with Medical Connections, Inc., a Florida corporation relating to the acquisition by Registrant of all of the outstanding capital stock of Medical Connections in exchange for shares of common stock of Webb Mortgage that would aggregate approximately 95% of the issued and outstanding common stock of Registrant immediately after the transaction. The Agreement contemplates that prior to Closing, Webb Mortgage will undertake a 100:1 reverse stock split and that we will redeem the 1,831,000 shares of our common stock currently owned by Byron Webb, our president, in exchange for the payment of $200,000 by Medical Connections. Concurrently with the reverse stock split and the redemption of the shares of common stock owned by Mr. Webb, we will issue up to a maximum of 446,000 shares of our common stock to the Medical
Connections  shareholders.   Closing  of the  transaction  will be  subject  to
obtaining the required consents of the Webb Mortgage and Medical Connections shareholders.

     The foregoing is a summary of the terms of the Agreement, which summary is qualified in its entirety by the terms of the Agreement. A copy of the Agreement is attached as Exhibit 10.1 to this Current Report.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

     10.1 Share for Share Exchange Agreement executed as of January 26, 2005 between Webb Mortgage Depot, Inc., Byron Webb and Medical Connections, Inc.

                                       -1-

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   January 28, 2005

                                 Webb Mortgage Depot, Inc.

                               By: /s/ Byron Webb
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                                  Byron Webb
                                  President



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                                  Exhibit 10.1
                       SHARE-FOR-SHARE EXCHANGE AGREEMENT

     SHARE-FOR-SHARE EXCHANGE AGREEMENT made as of this 26th day of January 2005 by and among WEBB MORTGAGE DEPOT, INC. a Florida corporation (the "Corporation"), BYRON WEBB ("Webb"), and MEDICAL CONNECTIONS, INC., a Florida Corporation ("Medical"), together with each of the Medical Shareholders (as hereinafter defined).

                                    Recitals:

A. The Corporation has offered to issue 444,600 shares of its common stock, $.001 par value (the "Common Stock), to the holders of shares of the capital stock of Medical (the "Medical Shareholders") in exchange for their contribution to the Corporation of all of the issued and outstanding capital stock of Medical (the "Medical Shares").

B. The respective Boards of Directors of the Corporation and Medical have determined that, subject to the terms, conditions, agreements, representations and warranties set forth herein, the exchange contemplated herein will serve the general welfare and advantage of their respective businesses.

C. Subject to the terms and conditions set forth herein, the Medical Shareholders desire to contribute all of the shares of Medical capital stock for shares of Common Stock in the manner hereinafter set forth herein.

D. The exchange is intended to comply with the requirements of Section 368 of the Internal Revenue Code of 1986, as amended, the Treasury Regulations promulgated thereunder and the interpretive rulings issued pursuant thereto.

     NOW, THEREFORE, in consideration of the foregoing recitals, as well as the mutual covenants hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:


                                    ARTICLE I
                               EXCHANGE PROVISIONS

         1.1       Contribution.

Subject to the terms and conditions hereinafter set forth:

     (a) Each Medical Shareholder agrees to contribute, transfer, assign and convey at Closing all of their Medical Shares to the Corporation, together with all other rights, claims and interests he or she may have with respect to Medical or its respective assets, and all claims he may have against its officers and directors, including, but not limited to, all rights to unpaid dividends and all claims and causes of action arising from or in connection with the ownership of Medical Shares or its issuance, excluding any right, claim or interest of same arising under this Agreement or in connection with the transaction contemplated by this Agreement. Each Medical Shareholder shall deliver to Medical all of his stock certificates representing the Medical Shares, together with a stock power therefore, duly executed in blank, to be held by Medical for delivery at Closing; and

     (b) The Corporation agrees to issue to each Medical  Shareholder at Closing
0.06264 shares of newly-issued Common Stock for each share of Medical capital stock transferred to the Corporation pursuant to Section 1.1(a) up to a maximum of 446,600 shares.

     Schedule 1.1 sets forth the name of each Medical Shareholder, the number of shares each owns as of the date of this Agreement and the number of shares of Common Stock each will receive at Closing.

         1.2      Byron Webb.

     (a) At Closing, Medical shall pay to Webb $200,000 and Webb shall surrender to the Corporation for cancellation 1,831,000 shares of the Corporation's common stock representing all of the capital stock he owns in the Corporation.

         1.3      Spin-off.

     Prior to the Closing, the Corporation shall form a wholly owned subsidiary and then transfer all of its assets and liabilities to said subsidiary. Contemporaneously therewith, the Corporation shall distribute to its shareholders, pro rata, all of its shares of capital stock in said subsidiary.

         1.4      No Registration.

     (a) Each of the Medical Shareholders acknowledges and agrees that:

     (i) The Common Stock to be issued to the Medical Shareholders (the "Exchanged Corporation Stock") is being issued to Medical Shareholders without registration under applicable federal and state securities laws in reliance upon certain exemptions from registration under such securities laws;

     (ii) He has had the opportunity to ask questions of and receive answers from the Corporation, Medical and their respective executive officers concerning their businesses and the Exchanged Corporation Stock and all such inquiries have been completed to his satisfaction;

     (iii) Each certificate representing shares of the Exchanged Corporation Stock will bear a legend restricting its transfer, sale, conveyance or hypothecation, unless such Exchanged Corporation Stock is either registered under applicable securities laws or an exemption from such registration is applicable, and provided that if an exemption from registration is claimed, the Corporation may require an opinion of legal counsel that, as a result of such exemption, registration under the securities laws is not required to transfer, sell, convey or hypothecate such Exchanged Corporation Stock;

     (iv) He shall not transfer any Exchanged Corporation Stock except in compliance with all applicable securities laws;

     (v) He has a pre-existing personal or business relationship with Medical or its officers, directors, agents or controlling persons, and has relied, if at all, on the advice of such persons in electing to participate in the transaction herein contemplated and not on any representations of the Corporation other than those expressly set forth herein, or by reason of his business or financial experience could be reasonably assumed to have the capacity to protect his own interest in connection with the transaction;

     (vi) He is acquiring the Exchanged Corporation Stock for his own account, for investment purposes only and not with a view to the sale or distribution thereof;

     (vii) He has not received any general solicitation or general advertising regarding the acquisition of the Exchanged Corporation Stock; and

     (viii) He is capable of evaluating the merits and risks of an investment in the Common Stock because he is a sophisticated investor by virtue of his prior investments and has experience in investments similar in nature to the Common Stock, including investments in unlisted and unregistered securities, and has knowledge and experience in financial and business matters in general.

     (b) The Corporation acknowledges and agrees that:

     (i) The Medical capital stock is being transferred to the Corporation without registration under applicable securities laws in reliance upon certain exemptions from registration from such securities laws;

     (ii) All certificates representing the Medical capital stock bear legends restricting its transfer, sale, conveyance or hypothecation, unless such Medical capital stock is either registered under the applicable securities laws, or an exemption from such registration is applicable;

     (iii) The Corporation shall not transfer any Medical capital stock except in compliance with all applicable securities laws; and

     (iv) The Corporation is acquiring the Medical capital stock for its own account for investment purposes only and not with a view to the sale or distribution thereof.

     1.5 Closing. Consummation of the contemplated transaction shall take place on the date that all the conditions set forth herein are satisfied or waived by the appropriate parties at the offices of Jeffrey G. Klein, P.A. located at 2600 North Military Trail, Suite 270 Boca Raton, Florida 33431 or at another time or date that is mutually agreeable to the parties hereto, or on such other date at such other time as may be mutually agreed upon in writing by the parties hereto (the "Closing").


                                   ARTICLE II
                THE CORPORATION'S REPRESENTATIONS AND WARRANTIES

     The Corporation hereby makes the following representations and warranties to the Medical Shareholders and Medical, each of which the Corporation represents to be true and correct on the date hereof and (except as the Corporation may notify Medical in writing prior to the Closing) shall be deemed made again as of the Closing and represented by the Corporation to be true and correct at the time of the Closing.

     2.1 Organization. The Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and is not required to be qualified or licensed as a foreign corporation in any other jurisdiction. The Corporation has the full power and authority to conduct the business in which it will engage upon completion of the transaction contemplated herein. The Corporation does not have any subsidiary or equity interest in any entity. Accurate, current and complete copies of the Articles of Incorporation and Bylaws of the Corporation are attached hereto as Schedule 2.1.

     2.2 Stock Ownership. The authorized capital stock of the Corporation consists of 25 million shares of Common Stock, of which 4,209,144 are issued and outstanding (excluding the Exchanged Corporation Stock). Notwithstanding the above, the Corporation shall adjust its capital structure by implementing a 100:1 reverse stock split such that, at closing, it shall have no more than 23,400 shares of common stock issued and outstanding, after giving affect to the redemption of the shares owned by Byron Webb.

     All the issued and outstanding shares of capital stock of the Corporation are duly authorized, validly issued, fully paid and nonassessable. Upon the issuance of the Exchanged Corporation Stock, the Common Stock included in the Exchanged Corporation Stock shall, on a fully diluted basis, constitute approximately ninety five percent (95%) of all the issued and outstanding Common Stock. Upon tender of the Medical capital stock to the Corporation in the manner contemplated in Section 1.1 hereof, legal and beneficial ownership of the Exchanged Corporation Stock shall be transferred to and vested in the Medical Shareholders free and clear of all encumbrances, and all the Exchanged
Corporation Stock shall be duly authorized, validly issued, fully paid and nonassessable.

     There are currently outstanding a total of 200,000 options which expire on August 31, 2005 which entitles the holder thereof to purchase shares of our common stock at an exercise price of $.55 per share.

     Except  as  set  forth  herein,  there  are  no  other  outstanding  bonds, debentures, notes or other indebtedness or other securities of the Corporation having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which shareholders of the Corporation may vote. Except as set forth above, there are no outstanding securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which the Corporation is a party or by which it is bound obligating the Corporation to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other equity or voting securities of the Corporation or obligating the Corporation to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking. There are no outstanding contractual obligations, commitments, understandings or arrangements of the Corporation to repurchase, redeem or otherwise acquire or make any payment in respect of any shares of capital stock of the Corporation.

         2.3       Authority and Approval of Agreement.

     (a) The execution and delivery of this Agreement by the Corporation and the performance of all the Corporation's obligations hereunder have been duly authorized and approved by all requisite corporate action on the part of the Corporation pursuant to applicable law. The Corporation has the power and authority to execute and deliver this Agreement and to perform all its obligations hereunder.

     (b) This Agreement and any other documents, instruments and agreements executed by the Corporation in connection herewith constitute the valid and legally binding agreements of the Corporation, enforceable against the Corporation in accordance with their terms, except that (i) enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the enforcement of the rights and remedies of creditors; and (ii) the availability of equitable remedies may be limited by equitable principles.

     2.4 No Violations. Neither the execution, delivery nor performance of this Agreement or any other documents, instruments or agreements executed by the Corporation in connection herewith, nor the consummation of the transactions contemplated hereby: (i) constitutes a violation of or default under (either immediately, upon notice or upon lapse of time) the Articles of Incorporation or Bylaws of the Corporation, any provision of any contract to which the Corporation may be bound, any judgment or any law; or (ii) will or could result in the creation or imposition of any encumbrance upon, or give to any third person any interest in or right to, the Exchanged Corporation Stock or any other capital stock of the Corporation; or (iii) will or could result in the loss or adverse modification of, or the imposition of any fine or penalty with respect to, any license, permit or franchise granted or issued to, or otherwise held by or for the use of, the Corporation.

     2.5 Financial Statements. Attached hereto as Schedule 2.5 are audited financial statements of the Corporation ("Financial Statements"), including balance sheets, statements of operations, statements of changes in shareholders' equity and statements of cash flows for the fiscal year ended December 31, 2003 and the quarter ended September 30, 2004, the balance sheet as of September 30, 2004 being hereinafter referred to as the "Balance Sheet". The Financial Statements and Balance Sheet are true, correct and complete, were prepared in accordance with generally accepted accounting principles consistently applied throughout the periods indicated, and accurately reflect the Corporation's financial condition and the results of the Corporation's operations for the periods and as of the dates which they purport to cover.

     2.6 Conduct  Since Date of Balance  Sheet.  Except as disclosed in Schedule
2.6 hereto or as otherwise set forth herein (including the spin-off described in paragraph 1.3 above), none of the following has occurred since the date of the Balance Sheet:

     (a) Any material adverse change in the financial condition, obligations, capitalization, business, prospects or operations of the Corporation, nor are there any circumstances known to the Corporation which might result in such a material adverse change or such an effect;

     (b) Any increase of indebtedness of the Corporation other than in the ordinary course of business;

     (c) Any settlement or other resolution of any dispute or proceeding other than in the ordinary course of business;

     (d) Any cancellation by the Corporation, without payment in full, of any obligation to the Corporation of any shareholder, director, officer or employee of the Corporation (or any member of their respective families), or any entity in which any shareholder, director or officer of the Corporation (or any member of their respective families) has any direct or indirect interests;

     (e) Any obligation incurred by the Corporation other than in the ordinary course of business;

     (f) Any payment, discharge or satisfaction of any obligation or judgment, other than in the ordinary course of business; or

     (g) Any agreement obligating the Corporation to do or take any of the actions referred to in this Section 2.7 outside the ordinary course of business.

     2.7 Intentionally Deleted.

     2.8 Offers. There are no outstanding offers, bids, proposals or quotations made by the Corporation which, if accepted, would create a Contract with the Corporation.

     2.9 Officers, Directors, Agents, etc. Set forth on Schedule 2.9 annexed hereto is a complete list of all officers (with office held), directors, contractors and agents of the Corporation, and the compensation and all vacation and other benefits they are entitled to receive from the Corporation.

     2.10 Labor Matters.  The  Corporation is not and has never been a party to:
(i) any profit sharing, pension, retirement, deferred compensation, bonus, stock option, stock purchase, retainer, consulting, health, welfare or incentive plan or agreement or other employee benefit plan, whether legally binding or not; or
(ii) any plan providing for "fringe benefits" to its employees, including, but not limited to, vacation, disability, sick leave, medical, hospitalization and life insurance and other insurance plans, or related benefits; or (iii) any employment agreement. No former employee of the Corporation has any claim against the Corporation (whether under federal or state law, any employment agreement or otherwise) on account of or for: (i) overtime pay; (ii) wages or salary for any period; (iii) vacation, time-off or pay in lieu of vacation or time-off; or (iv) any violation of any statute, ordinance or regulation relating to minimum wages or maximum hours of work. No person or party (including, but not limited to, governmental agencies of any kind) has any claim or basis for any action or proceeding against the Corporation arising out of any statute, ordinance or regulation relating to discrimination in employment or to employment practices or occupational safety and health standards.

     2.11 Environmental Matters. Except as set forth on Schedule 2.11, the Corporation has not generated any hazardous wastes or engaged in activities which are or could be interpreted to be potential violations of laws or judicial decrees in any manner regulating the generation or disposal of hazardous waste. There are no on-site or off-site locations where the Corporation has stored, disposed or arranged for the disposal of chemicals, pollutants, contaminants, wastes, toxic substances, petroleum or petroleum products; there are no underground storage tanks located on property owned or leased by the Corporation, and no polychlorinated biphenyls are used or stored at any property owned or leased by the Corporation.

     2.12 Books and Records. The Corporation's books and records are and have been properly prepared and maintained in form and substance adequate for preparing audited financial statements in accordance with generally accepted accounting principles, and fairly and accurately reflect all of the Corporation's assets, obligations and accruals, and all transactions (normally reflected in books and records in accordance with generally accepted accounting principles) to which the Corporation is or was a party or by which the Corporation or any of its assets are or were affected.

     2.13 Taxes. Except as otherwise disclosed in this Agreement, all taxes due, owing and payable by the Corporation have been fully paid. The amounts set up as provision for taxes on the Balance Sheet are sufficient for the payment of all accrued and unpaid taxes of the Corporation, whether or not disputed. The amount set up as provision for taxes on the Corporation's books and records for the current fiscal year through the Closing shall be sufficient for the payment of all accrued and unpaid taxes of the Corporation, whether or not disputed, for such period. No claim for any tax due from or assessed against the Corporation is being contested by the Corporation. None of the Corporation's tax returns or reports has been audited by the Internal Revenue Service or any state or local tax authority, and the Corporation has not received any notice of deficiency or other adjustment from the Internal Revenue Service or any state or local tax authority. There are no agreements, waivers or other arrangements providing an extension of time with respect to the assessment of any tax against the Corporation, nor are there any tax proceedings now pending or threatened against the Corporation. No state of facts exists or has existed, nor has any event occurred, which would constitute grounds for the assessment of any further tax against the Corporation.

     2.14 Litigation. The Corporation is not a party to, the subject of, or threatened with any litigation nor, to the best of the Corporation's knowledge, is there any basis for any litigation. The Corporation is not contemplating the institution of any litigation.

     2.15 Other Liabilities. No claim of breach of contract, tort, product liability or other claim, contingent or otherwise, has been asserted or threatened against the Corporation nor, to the best of the Corporation's knowledge, is capable of being asserted by any employee, creditor, claimant or other person against the Corporation. No state of facts exists or has existed, nor has any event occurred, which could give rise to the assertion of any such claim by any person.

     2.16 Consents. The execution, delivery and performance by the Corporation of this Agreement and the consummation by the Corporation of the transactions contemplated hereby do not require any consent that has not been received prior to the date hereof.

     2.17 Judgments. There is no outstanding judgment against the Corporation. There is no health or safety problem involving or affecting the Corporation. There are no open workers compensation claims against the Corporation, or any other obligation, fact or circumstance which would give rise to any right of indemnification on the part of any current or former shareholder, director, officer, employee or agent of the Corporation, or any heir or personal representative thereof, against the Corporation or any successor to the businesses of the Corporation.

     2.18 Improper Payments. Neither the Corporation, nor any of its current or former shareholders, directors, officers or employees or agents, nor any person acting on behalf of the Corporation, has, directly or indirectly, made any bribe, kickback or other payment of a similar or comparable nature, whether lawful or not, to any person, public or private, regardless of form, whether in money, property or services, to obtain favorable treatment for business secured or special concessions already obtained. No funds or assets of the Corporation were donated, lent or made available directly or indirectly for the benefit of, or for the purpose of supporting or opposing, any government or subdivision thereof, political party, candidate or committee, either domestic or foreign. The Corporation has not maintained and does not maintain a bank account, or any other account of any kind, whether domestic or foreign, which account was not or is not reflected in the Corporation's books and records, or which account was not listed, titled or identified in the name of the Corporation.

     2.19 Full Disclosure. All the representations and warranties made by the Corporation herein or in any Schedule, and all of the statements, documents or other information pertaining to the transaction contemplated herein made or given by the Corporation, its agents or representatives, are complete and accurate, and do not omit any information required to make the statements and information provided, in light of the transaction contemplated herein, non-misleading, accurate and meaningful.



                                   ARTICLE III
                    MEDICAL'S REPRESENTATIONS AND WARRANTIES

     Medical hereby makes the following representations and warranties to the Corporation, each of which Medical represents to be true and correct on the date hereof and (except as Medical may notify the Corporation in writing prior to the Closing) shall be deemed made again as of the Closing and represented by Medical to be true and correct at the time of the Closing.

     3.1 Organization. Medical is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and is not required to be qualified or licensed as a foreign corporation in any other jurisdiction. Medical has the full power and authority to own all its assets and to conduct its business as and where its business is presently conducted. Accurate, current and complete copies of the Articles of Incorporation and Bylaws of Medical are attached hereto as Schedule 3.1. Medical has no subsidiaries or equity interest in any entity.

     3.2 Stock Ownership. The authorized capital stock of Medical consists of twenty five million (25,000,000) shares of common stock, 7,096,916 of which will be outstanding at Closing. and twenty five million shares of preferred stock none of which are or will be issued or outstanding at Closing. All the issued and outstanding capital stock of Medical is duly authorized, validly issued, fully paid and nonassessable. There are no outstanding bonds, debentures, notes or other indebtedness or other securities of Medical having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which shareholders of Medical may vote. Except as set forth above, there are no outstanding securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which Medical is a party or by which it is bound obligating Medical to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other equity or voting securities of Medical or obligating Medical to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking. There are no outstanding contractual obligations, commitments, understandings or arrangements of Medical to repurchase, redeem or otherwise acquire or make any payment in respect of any shares of capital stock of Medical.

     3.3 Authority and Approval of Agreement.

     (a) The execution and delivery of this Agreement by Medical and the performance of all Medical's obligations hereunder have been duly authorized and approved by all requisite corporate action on the part of Medical pursuant to applicable law. Medical has the power and authority to execute and deliver this Agreement and to perform all its obligations hereunder.

     (b) This Agreement and each of the other documents, instruments and agreements executed by Medical in connection herewith constitute the valid and legally binding agreements of Medical, enforceable against Medical in accordance with their terms, except that: (i) enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the enforcement of the rights and remedies of creditors; and (ii) the availability of equitable remedies may be limited by equitable principles.

     3.4 No Violations. Neither the execution, delivery nor performance of this Agreement or any other documents, instruments or agreements executed by Medical in connection herewith, nor the consummation of the transactions contemplated hereby: (i) constitutes a violation of or default under (either immediately, upon notice or upon lapse of time) the Articles of Incorporation or Bylaws of Medical, any provision of any Contract to which Medical or its assets may be bound, any judgment to which Medical is bound or any law applicable to Medical; or (ii) result in the creation or imposition of any encumbrance upon, or give to any third person any interest in or right to, any other capital stock of Medical or any of the assets of Medical; or (iii) result in the loss or adverse modification of, or the imposition of any fine or penalty with respect to, any license, permit or franchise granted or issued to, or otherwise held by or for the use of, Medical.

     3.5 Consents. The execution, delivery and performance by Medical of this Agreement and the consummation by Medical of the transactions contemplated hereby do not require any consent that has not been received prior to the date hereof.

     3.6 Medical Financial Statements. Attached hereto as Schedule 3.6 are the financial statements of Medical ("Medical Financial Statements"), including balance sheets, statements of operations, statements of changes in stockholders' equity and statements of cash flows for the period ended December 31, 2003, and the fiscal quarter ending September 30, 2004 (the balance sheet as of September 30, 2004 being hereinafter referred to as the "Medical Balance Sheet"). The Medical Financial Statements are true, correct and complete, were prepared in accordance with generally accepted accounting principles consistently applied throughout the periods indicated, and accurately reflect Medical's financial condition and the results of Medical's operations for the periods and as the dates which they purport to cover.

     3.7 Conduct  Since Date of Medical  Balance  Sheet.  Except as disclosed in
Schedule 3.7 hereto or as otherwise set forth herein, none of the following have occurred since the date of the Medical Balance Sheet:

     (a) Any material adverse change in the financial condition, obligations, capitalization, business, prospects or operations of Medical, nor are there any circumstances known to Medical which might result in such a material adverse change or such an effect;

     (b) Any increase of indebtedness of Medical other than in the ordinary course of business;

     (c) Any settlement or other resolution of any dispute or proceeding including Medical other than in the ordinary course of business;

     (d) Any cancellation by Medical, without payment in full, of any obligation to Medical of any shareholder, partner, director, officer or employee of Medical (or any member of their respective families), or any person in which any shareholder, partner, director or officer of Medical (or any member of their respective families) has any direct or indirect interest;

     (e) Any obligation incurred by Medical other than in the ordinary course of business;

     (f) Any payment, discharge or satisfaction of any obligation or judgment of or against Medical, other than in the ordinary course of business; or

     (g) Any Contract obligating Medical to do or take any of the actions referred to in this Section 3.7 outside the ordinary course of business.

     3.8 Contracts. Schedule 3.8 hereto is an accurate, current and complete list and description of each material Contract (other than this Agreement) to which Medical is a party or by which Medical or any of its assets are bound. An accurate, current and complete copy of each material Contract described in
Schedule 3.8 hereto has been furnished to the Corporation.

     3.9 Offers. There are no outstanding offers, bids, proposals or quotations made by Medical which, if accepted, would create a Contract with Medical.

     3.10 Officers, Directors, Agents, etc. Set forth on Schedule 3.10 annexed hereto is a complete list of all officers (with office held), directors, contractors and agents of Medical, and the compensation and all vacation and other benefits they are entitled to receive from Medical.

     3.11 Labor Matters. Medical is not and has never been a party to: (i) any profit sharing, pension, retirement, deferred compensation, bonus, stock option, stock purchase, retainer, consulting, health, welfare or incentive plan or agreement or other employee benefit plan, whether legally binding or not; or
(ii) any plan providing for "fringe benefits" to its employees, including, but not limited to, vacation, disability, sick leave, medical, hospitalization and life insurance and other insurance plans, or related benefits; or (iii) any employment agreement. No former employee of Medical has any claim against Medical (whether under federal or state law, any employment agreement or otherwise) on account of or for: (i) overtime pay; (ii) wages or salary for any period; (iii) vacation, time-off or pay in lieu of vacation or time-off; or (iv) any violation of any statute, ordinance or regulation relating to minimum wages or maximum hours of work. No person or party (including, but not limited to, governmental agencies of any kind) has any claim or basis for any action or proceeding against Medical arising out of any statute, ordinance or regulation relating to discrimination in employment or to employment practices or occupational safety and health standards.

     3.12 Environmental Matters. Except as set forth in Schedule 3.12 Medical has not generated any hazardous wastes or engaged in activities which are or could be interpreted to be potential violations of laws or judicial decrees in any manner regulating the generation or disposal of hazardous waste. There are no on-site or off-site locations where Medical has stored, disposed or arranged for the disposal of chemicals, pollutants, contaminants, wastes, toxic substances, petroleum or petroleum products; there are no underground storage tanks located on property owned or leased by Medical.

     3.13 Books and Records. Medical's books and records are and have been properly prepared and maintained in form and substance adequate for preparing audited financial statements in accordance with generally accepted accounting principles, and fairly and accurately reflect all of Medical's assets, obligations and accruals, and all transactions (normally reflected in books and records in accordance with generally accepted accounting principles) to which Medical is or was a party or by which Medical or any of its assets are or were affected.

     3.14 Taxes. Except as otherwise disclosed in this Agreement, all taxes due, owing and payable by Medical have been fully paid. The amounts set up as provision for taxes on the Medical Balance Sheet are sufficient for the payment of all accrued and unpaid taxes of Medical, whether or not disputed. The amount set up as provision for taxes on Medical's books and records for the current fiscal year through the Closing shall be sufficient for the payment of all accrued and unpaid taxes of Medical, whether or not disputed, for such period. No claim for any tax due from or assessed against Medical is being contested by Medical. None of Medical's tax returns or reports has been audited by the Internal Revenue Service or any state or local tax authority, and Medical has not received any notice of deficiency or other adjustment from the Internal Revenue Service or any state or local tax authority. There are no agreements, waivers or other arrangements providing an extension of time with respect to the assessment of any tax against Medical, nor are there any tax proceedings now pending or threatened against Medical. No state of facts exists or has existed, nor has any event occurred, which would constitute grounds for the assessment of any further tax against Medical.

     3.15 Litigation. Medical is not a party to, the subject of, or threatened with any litigation nor, to the best of Medical's knowledge, is there any basis for any litigation. Medical is not contemplating the institution of any litigation.

     3.16 Other Liabilities. No claim of breach of contract, tort, product liability or other claim (whether arising from Medical's business operations or otherwise), contingent or otherwise, has been asserted or threatened against Medical nor, to the best of Medical's knowledge, is capable of being asserted by any employee, creditor, claimant or other person against Medical. No state of facts exists or has existed, nor has any event occurred, which could give rise to the assertion of any such claim by any person.

     3.17 Consents. The execution, delivery and performance by Medical of this Agreement and the consummation by Medical of the transactions contemplated hereby do not require any consent that has not been received prior to the date hereof.

     3.18 Judgments. There is no outstanding judgment against Medical. There is no health or safety problem involving or affecting Medical. There are no open workers compensation claims against Medical, or any other obligation, fact or circumstance which would give rise to any right of indemnification on the part of any current or former shareholder, partner, director, officer, employee or agent of Medical, or any heir or personal representative thereof, against Medical or any successor to the business of Medical.

     3.19 Compliance with Laws. Medical and its business are in full compliance with all laws.

     3.20 Improper Payments. Neither Medical, nor any of its current or former shareholders, partners, directors, officers or employees or agents, nor any person acting on behalf of Medical, has, directly or indirectly, made any bribe, kickback or other payment of a similar or comparable nature, whether lawful or not, to any person, public or private, regardless of form, whether in money, property or services, to obtain favorable treatment for business secured or special concessions already obtained. No funds or assets of Medical were donated, lent or made available directly or indirectly for the benefit of, or for the purpose of supporting or opposing, any government or subdivision thereof, political party, candidate or committee, either domestic or foreign. Medical has not maintained and does not maintain a bank account, or any other account of any kind, whether domestic or foreign, which account was not or is not reflected in the Medical corporate books and records, or which account was not listed, titled or identified in the name of Medical.

     3.21 Full Disclosure. All the representations and warranties made by Medical herein or in any Schedule hereto, and all of the statements, documents or other information pertaining to the transaction contemplated herein made or given by Medical, its agents or representatives are complete and accurate, and do not omit any information required to make the statements and information provided, in light of the transaction contemplated herein, non-misleading, accurate and meaningful.


                                   ARTICLE IV
                     MEDICAL SHAREHOLDERS' REPRESENTATIONS,
                            WARRANTIES AND AGREEMENTS

     Each Medical Shareholder hereby makes the following representations and warranties to the Corporation, each of which such Medical Shareholder represents to be true and correct on the date hereof and (except as such Medical Shareholder may notify the Corporation in writing prior to the Closing) shall be deemed made again as of the Closing and represented by such Medical Shareholder to be true and correct at the time of the Closing.

     4.1 Title to Stock. He is the sole owner, legally and beneficially, of the Medical capital stock set forth on Schedule 1.1 hereto opposite his name, the consideration payable by him therefore has been paid and such stock is fully paid and nonassessable and free and clear of all encumbrances of every kind. He has full legal right, power and authority to enter into this Agreement and to sell, assign and transfer such stock to the Corporation. The delivery to the Corporation of such stock pursuant to the provisions of this Agreement will transfer to the Corporation valid title thereto, free and clear of all encumbrances of every kind except any created by the Corporation. The Medical capital stock represents his entire interest in Medical. He has no other rights, claims or interest to, against or in Medical, or its officers and directors.

     4.2 Enforceability. This Agreement and each of the other documents, instruments and agreements executed by him in connection herewith constitute the valid and legally binding agreements of him, enforceable against him in accordance with their terms, except that: (i) enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the enforcement of the rights and remedies of creditors; and (ii) the availability of equitable remedies may be limited by equitable principles.

     4.3 Brokerage Fees. There is no person acting on behalf of him who is entitled to or has any claim for any brokerage or finder's fee or commission in connection with the execution of this Agreement or the consummation of the transactions contemplated hereby.



                                    ARTICLE V
                         INTERPRETATION AND SURVIVAL OF
                         REPRESENTATIONS AND WARRANTIES

     5.1 Interpretation. Each warranty and representation made by a party in this Agreement or pursuant hereto is independent of all other warranties and representations made by the same party in this Agreement or pursuant hereto (whether or not covering identical, related or similar matters) and must be independently and separately satisfied. Exceptions or qualifications to any such warranty or representation shall not be construed as exceptions or qualifications to any other warranty or representation.

     5.2 Survival. All representations and warranties made in this Agreement or pursuant hereto shall survive the date hereof, the Closing, the consummation of the transaction contemplated hereby and any investigation.


                                   ARTICLE VI
                          OBLIGATIONS PRIOR TO CLOSING

     6.1 Conduct of the Corporation and Medical Pending Closing. During the period from the date hereof until the Closing Date, except with the express prior written consent of the other party, the Corporation and Medical hereby covenant and agree that:

     (a) each shall maintain its existence in good standing in the state of its incorporation and each other jurisdiction where it is required to be licensed or qualified as a foreign corporation, and shall not alter or amend its Articles of Incorporation or Bylaws;

     (b) each shall duly and timely file all returns and reports required by any law to be filed by it, shall promptly pay when due all taxes assessed against it or any of its assets, and shall conform to and fully comply with all the laws pertaining to its assets or the conduct of its business; and

     (c) each shall not take any action, or enter into any agreement that would cause a breach of any of the representations and warranties made herein by the Corporation or Medical, as applicable.


                                   ARTICLE VII

                    CONDITIONS PRECEDENT TO MEDICAL'S AND THE
                        MEDICAL SHAREHOLDERS' OBLIGATIONS

     Notwithstanding the execution and delivery of this Agreement or the performance of any part hereof, Medical's and each of the Medical Shareholders' respective obligations to consummate the transaction contemplated by this Agreement shall be subject to the satisfaction of each of the conditions set forth in this Article VII, except to the extent that such satisfaction is waived in writing by Medical and a majority in interest of the Medical Shareholders.

     7.1 Representations and Warranties of the Corporation. All representations and warranties made by the Corporation in this Agreement and the Schedules hereto shall be true and correct in all respects on the date hereof, and shall be true and correct in all respects at the time of the Closing as though such representations were again made, without exception or deviation, at the time of the Closing.

     7.2 Performance of this Agreement. The Corporation shall have duly performed or complied with all the obligations under this Agreement to be performed or complied with by the Corporation on or prior to the Closing.

     7.3 Absence of Litigation. No litigation shall have been instituted on or before the time of the Closing by any person, the result of which did or could prevent or make illegal the consummation of the transaction contemplated by this Agreement, or which had or could have a material adverse effect on the business of the Corporation.

     7.4 Deliveries at Closing. At or prior to Closing, in addition to all other deliveries to be made by the Corporation, the Corporation shall deliver or cause to be delivered to Medical and the Medical Shareholders a certificate signed by Byron Webb, President of the Corporation, dated the Closing, certifying that:
(a) all of the terms and conditions of this Agreement to be satisfied or performed by the Corporation on or before the time of the Closing have been satisfied or performed; (b) no litigation has been instituted or, to the best of Mr. Webb's knowledge, threatened on or before the time of the Closing by any person (other than Medical), the result of which did or could prevent or make illegal the consummation of the transaction contemplated by this Agreement, or which had or could have a material adverse effect on the business of the Corporation; and (c) there has not been any material adverse change in or affecting the Corporation between the date of this Agreement and the time of the Closing.

     7.5 Filing of a proxy Statement with the Securities and Exchange Commission. This Agreement is specifically subject to and contingent upon the Corporation filing a proxy statement with the Securities and Exchange Commission and distributing the proxy, if approved, to its shareholders for ratification.

                                  ARTICLE VIII

                           CONDITIONS PRECEDENT TO THE
                            CORPORATION'S OBLIGATIONS

     Notwithstanding the execution and delivery of this Agreement or the performance of any part hereof, the Corporation's obligations to consummate the transaction contemplated by this Agreement shall be subject to the satisfaction of each of the conditions set forth in this Article VIII, except to the extent that such satisfaction is waived by the Corporation in writing.

     8.1 Representations and Warranties of Medical and the Medical Shareholders. All representations and warranties made by Medical and the Medical Shareholders contained in this Agreement and the Schedules hereto shall be true and correct in all respects on the date hereof, and shall be true and correct in all respects at the time of the Closing as though such representations were again made, without exception or deviation, at the time of the Closing.

     8.2 Performance of this Agreement. Medical and the Medical Shareholders shall have duly performed or complied with all of the covenants and obligations under this Agreement to be performed or complied with by them on or prior to the Closing.

     8.3 Absence of Litigation. No litigation shall have been instituted on or before the time of the Closing by any person, the result of which did or could prevent or make illegal the consummation of the transaction contemplated by this Agreement.

     8.4 Deliveries at Closing. At Closing, in addition to all other deliveries to be made to the Corporation hereunder, the Corporation shall receive a certificate signed by Joseph Azzata, the chief executive officer of Medical, dated as of the Closing, certifying that: (a) all of the terms and conditions of this Agreement to be satisfied or performed by Medical on or before the time of the Closing have been satisfied or performed; (b) no litigation has been instituted or, to the best of Mr. Azzata's knowledge, threatened on or before the time of the Closing by any person (other than the Corporation), the result of which did or could prevent or make illegal the consummation of the transaction contemplated by this Agreement, or which had or could have a material adverse effect on the business of Medical; and (c) there has not been any material adverse change in or affecting Medical between the date of this Agreement and the time of the Closing.

     8.5 Delivery of a proxy Statement to the Medical Connections shareholders This Agreement is specifically subject to and contingent upon Medical Connections delivering a proxy statement to its shareholders and the approval of the holders of all issued and outstanding shares of common stock.


                                   ARTICLE IX

                             OBLIGATIONS AT CLOSING

     9.1 Obligations of the Corporation and Webb to Medical and the Medical Shareholders at Closing. The Corporation hereby covenants and agrees to deliver or cause to be delivered to Medical and Medical Shareholders at the Closing the following:

     (a) Duly issued certificates (legended as provided in Section 1.5(a)(iii) hereof) representing all the Exchanged Corporation Stock, together with any documentary stamps required in connection with such transfer and such other appropriate documents and instruments of transfer as Medical may reasonably request.

     (b) An Active Status Certificate for the Corporation, dated no earlier than ten (10) days before the Closing, from the State of Colorado.

     (c) A copy of the resolutions adopted by the Board of Directors of the Corporation, certified by its corporate secretary, which resolutions authorize it to execute, deliver and perform this Agreement and consummate the transactions contemplated hereby.

     (d) Such corporate resolutions, resignations and other documents as shall be required to remove all officers and directors of the Corporation and to replace them with the following officers and directors:

                                  Joseph Azzata

                               Anthony J. Nicolosi


     (e) Webb shall cancel all of his share ownership in the Corporation as set forth in paragraph 1.2 above

     9.2 Medical's Obligations to the Corporation and Webb at Closing. Medical agrees to deliver or cause to be delivered to the Corporation (paragraph (a)-(c) only) and Webb (paragraph (d) only) at the Closing the following:

     (a) A Good Standing Certificate for Medical dated no earlier than ten (10) days before the Closing, from the State of Ohio.

     (b) A copy of the resolutions adopted by the Board of Directors of Medical, certified by its corporate secretary, which resolutions authorize it to execute, deliver and perform this Agreement and consummate the transactions contemplated hereby.

     (c) All outstanding Medical capital stock certificates to be exchanged for shares of Exchanged Corporation Stock free and clear of all encumbrances, together with all certificates evidencing the same and stock powers therefore, in a form acceptable to the Corporation, duly executed in blank.

     (d) $200,000 to Webb as set forth in paragraph 1.2 above

     9.3 Medical Shareholders' Obligations to the Corporation at Closing. Each Medical Shareholder hereby covenants and agrees to deliver to the Corporation at the Closing the following:

     (a) If not previously delivered to Medical for such purposes, all his Medical capital stock certificates, free and clear of all encumbrances, together with all certificates evidencing same and stock powers therefore, in a form acceptable to the Corporation, duly executed in blank.

     (b) Such other documents and instruments as counsel to the Corporation may reasonably request.

                                    ARTICLE X

                                   TERMINATION

     10.1 Termination on Default. If, prior to the Closing, a party hereto shall materially breach or default in the full and timely performance and satisfaction of any of its representations and warranties or obligations under this Agreement, and such breach or default is not cured on or before the fifth (5th) day after the date notice is given by the non-defaulting party to the defaulting party specifying the nature of such breach or default (or at or before the time of the Closing if sooner), then the non-defaulting party may terminate this Agreement immediately upon notice to the defaulting party; provided, however, that no Medical Shareholder may terminate this Agreement.

     10.2 Termination at Closing. If any of the conditions set forth in Article VII hereof are not satisfied at or before the time of the Closing, then Medical may terminate this Agreement by notifying the Corporation at the Closing. If any of the conditions set forth in Article VIII hereof are not satisfied at or before the time of the Closing, then the Corporation may terminate this Agreement by notifying Medical and all the Medical Shareholders at the Closing.

                                   ARTICLE XI

                                OTHER AGREEMENTS

     11.1  Name  Change.   Contemporaneously   with  the  consummation  of  this
transaction, the Corporation shall change its name to Medical Connections, Inc.

     11.2 Reverse Stock Split. Contemporaneously with the consummation of this transaction, the Corporation shall reverse split its common stock on a 100:1 basis.

     11.3 Reimbursement of Costs and Expenses. Medical Connections agrees to reimburse or pay on behalf of the Corporation, any and all expenses associated with the closing of this transaction including but not limited to legal and accounting fees, filing fees, edgarization costs, printing and postage costs incurred in connection with the proxy. Medical Connections shall not be required to reimburse the Corporation for any costs incurred in connection with the preparation of its annual report.


                                   ARTICLE XII

                                  MISCELLANEOUS

     12.1 Notices. All notices, requests, demands and other communications hereunder shall be deemed to have been duly given if the same shall be in writing and shall be delivered personally or sent by registered or certified mail, postage prepaid, and addressed as set forth below:


If to Medical Connection or
Medical Connection
Shareholders      :                 2700 W. Atlantic Boulevard, Suite 213,
Attn:  Joseph Azzata                Pompano Beach, Florida 33069


If to Webb Mortgage:                155 Wilson Lake Road, Mooresville, NC
                                    28117
                                    Attn:    Byron Webb

     12.2 Entire Agreement. This Agreement, including the Schedules attached hereto and the documents delivered pursuant hereto, sets forth all the promises, covenants, agreements, conditions and understandings among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements or conditions, expressed or implied, oral or written, except as herein contained. No changes of or modifications or additions to this Agreement shall be valid unless same shall be in writing and signed by the parties hereto.

     12.3 Binding Effect; Assignment. This Agreement shall be binding upon the parties hereto, their beneficiaries, heirs and administrators. No party may assign or transfer its interests herein, or delegate its duties hereunder, without the written consent of the other parties.

     12.4 Amendment. The parties hereby irrevocably agree that no attempted amendment, modification or change (collectively, "Amendment") of this Agreement shall be valid and effective, unless the parties shall unanimously agree in writing to such Amendment.

     12.5 No Waiver. No waiver of any provision of this Agreement shall be effective unless it is in writing and signed by the party against whom it is asserted, and any such written waiver shall only be applicable to the specific instance to which it relates and shall not be deemed to be a continuing or future waiver.

     12.6 Gender and Use of Singular and Plural. All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the party or parties or their personal representatives, successors and assigns may require.

     12.7 Counterparts. This Agreement and any Amendments may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

     12.8 Headings. The article and section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of the Agreement.

     12.9 Governing Law. This Agreement shall be construed in accordance with the laws of the State of Florida.

     12.10 Further Assurances. The parties hereto shall execute and deliver such further instruments and do such further acts and things as may be reasonably required to carry out the intent and purposes of this Agreement.

     12.11 Litigation. If any party hereto is required to engage in litigation or arbitration against any other party hereto, either as plaintiff or as defendant, in order to enforce or defend any of its or his rights under this Agreement, and such litigation results in a final judgment in favor of such party (the "Prevailing Party"), then the party or parties against whom said final judgment is obtained shall reimburse the Prevailing Party for all direct, indirect or incidental expenses incurred by the Prevailing Party in so enforcing or defending its or his rights hereunder, including, but not limited to, all attorneys' fees, paralegals' fees, court costs and other expenses incurred throughout all negotiations, trials or appeals undertaken in order to enforce the Prevailing Party's rights hereunder.

     12.12 Confidentiality. Except for discussions of the transactions contemplated by this Agreement among the parties hereto and their respective representatives and counsel participating in this transaction, and except as may be required of the Corporation pursuant to federal securities laws, each party hereto shall, unless all other parties hereto shall otherwise agree, keep confidential and not, directly or indirectly, disclose to any person the existence of this Agreement, the transaction contemplated by this Agreement or any of the terms thereof, or the fact that the Corporation and Medical have entered into discussions or negotiations for any purpose whatsoever, and each party hereto shall use its good faith efforts to cause its employees, agents, officers, directors and representatives to abide by the foregoing restrictions on disclosure.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date and year set forth above.

                                         WEBB MORTGAGE DEPOT, INC.

                                          BY:       /s/Byron J. Webb
_________________________                 Name:      Byron J. Webb
                                                     Title:    President

                                          MEDICAL CONNECTIONS, INC.

_________________________                 BY:       /s/Joseph Azzata
                                          Name:      Joseph Azzata
                                                     Title:    CEO

                                                     /S/Byron Webb
_________________________           ___________________________________
                                                     BYRON WEBB


                                                     MEDICAL CONNECTIONS, INC.
                                                     SHAREHOLDERS:

                                     ___________________________________


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